EXHIBIT 10.6

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                      PLEDGE AND GENERAL SECURITY AGREEMENT




                          Dated as of December 16, 2004



                                 By and Between



                           ALHPA INNOTECH CORPORATION,
                                    as Debtor


                                       And



                                  XTRANA, INC.,
                                as Secured Party




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                      PLEDGE AND GENERAL SECURITY AGREEMENT

         THIS PLEDGE AND GENERAL SECURITY AGREEMENT (this "AGREEMENT") dated as of December 16, 2004, entered into by and between, Alpha Innotech Corporation, a California corporation, as debtor (the "DEBTOR"), and Xtrana, Inc., a Delaware corporation, as secured party (the "SECURED PARTY"), sets forth the agreement pursuant to which the Debtor pledges and assigns its interest in, and grants a security interest and general Lien in and upon, the Collateral described herein as security for the obligations incurred by Debtor under that certain Secured Promissory Note of even date herewith in the original principal amount of $500,000 (the "SECURED NOTE").

         WHEREAS, it is a condition to the Secured Party making a loan and advance of funds pursuant to the Secured Note that the Debtor execute this Agreement in favor of the Secured Party.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable, and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       DEFINITIONS.

                  (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Secured Note. To the extent that any terms or concepts defined or used herein are defined or used in the UCC (as defined below), such terms or concepts shall be interpreted for purposes hereof in a manner that is consistent with such definition or use in the UCC.

                  (b) The following terms shall have the meanings set forth below:

         "ACCOUNT" has the meaning given such term in Section 9102(a)(2) of the UCC.

         "ACCOUNT DEBTOR" has the meaning given such term in Section 9102(a)(3) of the UCC.

         "CERTIFICATE OF TITLE" has the meaning given such term in Section 9102(a)(10) of the UCC.

         "CERTIFICATED SECURITY" has the meaning given such term in Section 8102(a)(4) of the UCC.

         "CHATTEL PAPER" has the meaning given such term in Section 9102(a)(11) of the UCC.

         "COLLATERAL" shall mean all right, title, and interest of the Debtor in and to all of the following property of the Debtor, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence:

                  (i)      Accounts;


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                  (ii)     Chattel Paper and rights to receive  monies  included
         thereby;

                  (iii)    Commercial Tort Claims;

                  (iv)     Deposit Accounts;

                  (v)      Documents;

                  (vi)     Equity Collateral;

                  (vii)    General Intangibles;

                  (viii)   Goods, including Inventory and Equipment;

                  (ix) Instruments and rights to receive monies included thereby;

                  (x)      Intellectual Property;

                  (xi) Investment Property, including Commodity Accounts and Commodity Contracts;

                  (xii)    Letter-of-Credit Rights;

                  (xiii)   Notes;

                  (xiv) other tangible and intangible personal property and Fixtures of the Debtor;

                  (xv) to the extent related to any property described in the clauses (i) through (xiv), all books, correspondence, loan files, records, invoices, and other papers, including without limitation all tapes, cards, computer runs, and other papers and documents in the possession or under the control of the Debtor or any computer service company from time to time acting for the Debtor; and

                  (xvi) cash and non-cash Proceeds of any and all of the foregoing.

         "COMMERCIAL TORT CLAIM" has the meaning given such term in Section 9102(a)(13) of the UCC.

         "COMMODITY ACCOUNT" has the meaning given such term in Section 9102(a)(14) of the UCC.

         "COMMODITY CONTRACT" has the meaning given such term in Section 9102(a)(15) of the UCC.

         "COPYRIGHT COLLATERAL" shall mean all Copyrights, whether now owned or hereafter acquired by the Debtor.

         "COPYRIGHTS" shall mean all copyrights, copyright registrations, and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the


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right to recover for all past, present,  and future  infringements  thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

         "DEPOSIT   ACCOUNT"  has  the  meaning   given  such  term  in  Section
9102(a)(29) of the UCC.

         "DOCUMENTS" has the meaning given such term in Section 9102(a)(30) of the UCC.

         "EQUIPMENT" has the meaning given such term in Section 9102(a)(33) of the UCC.

         "EQUITY COLLATERAL" shall mean Pledged Equity and Pledged Equity Proceeds.

         "EVENT OF DEFAULT" shall have the meaning specified in SECTION 15 of this Agreement.

         "FIXTURES" has the meaning given such term in Section 9102(a)(41) of the UCC.

         "GENERAL INTANGIBLES" has the meaning given such term in Section 9102(a)(42) of the UCC.

         "GOODS" has the meaning given such term in Section 9102(a)(44) of the UCC, and shall include Motor Vehicles.

         "INSTRUMENTS" has the meaning given such term in Section 9102(a)(47) of the UCC.

         "INTELLECTUAL PROPERTY" shall mean, collectively, all Copyright Collateral, all Patent Collateral, and all Trademark Collateral, together with
(a) all inventions, processes, production methods, proprietary information, know-how, and trade secrets; (b) all licenses or user or other agreements granted to the Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, splash screens, films, masters, and artwork; (d) all field repair data, sales data, and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records, or data; and (f) all licenses, consents, permits, variances, certifications, and approvals of governmental agencies now or hereafter held by the Debtor.

         "INVENTORY" has the meaning given such term in Section 9102(a)(48) of the UCC.

         "INVESTMENT PROPERTY" has the meaning given such term in 9102(a)(49) of the UCC.

         "LETTER-OF-CREDIT RIGHT" has the meaning given such term in Section 9102(a)(51) of the UCC.

         "LIEN" shall mean a pledge, assignment, lien, charge, mortgage, encumbrance, or other security interest obtained under this Agreement or under any other agreement or instrument with


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respect to any present or future assets, property,  contract rights, or revenues in order to secure the payment of indebtedness of the party referred to in the context in which the term is used.

         "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers, and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

         "NOTES" shall mean all Promissory Notes or other debt instruments (including, without limitation, bonds and debentures of any nature whatsoever) from time to time issued to, or held by, the Debtor.

         "OBLIGATIONS" shall mean (i) (x) the principal of and any interest on the Secured Note and (y) all other obligations and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the Debtor, whether now existing or hereafter incurred, under, arising out of, or in connection with, the Secured Note or otherwise and the due performance and compliance by the Debtor with all of the terms, conditions, and agreements contained in the Secured Note; (ii) any and all sums advanced by the Secured Party in order to preserve the Collateral or preserve its Lien and security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above, the reasonable expenses of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) to the extent not otherwise included in clauses (i), (ii), and (iii) above, the Debtor's obligations set forth in
SECTION 22.

         "PATENT COLLATERAL" shall mean all Patents, whether now owned or hereafter acquired by the Debtor.

         "PATENTS" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof, all income, royalties, damages, and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present, and future infringements thereof, and all rights corresponding thereto throughout the world.

         "PERMITTED LIENS" shall mean (i) those Liens set forth on EXHIBIT A attached hereto, (ii) Liens for taxes, fees, assessments or other government charges or levies which are not delinquent or are being contested by Debtor in good faith and for which Debtor maintains adequate reserves on its books, (iii) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security and other similar laws, and (iv) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, PROVIDED that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $50,000 in the aggregate.

         "PLEDGED EQUITY" shall mean (i) the shares of stock of, or partnership and other ownership interest in, any entity, and (ii) all ownership interests of any class or character of a successor entity formed by or resulting from a consolidation or merger in which any such issuer


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is not the surviving entity; in each case, whether now or hereafter owned by the
Debtor, together with any certificates evidencing of the foregoing.

         "PLEDGED EQUITY PROCEEDS" shall mean all shares, securities, moneys, or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split-up, revision, reclassification, or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights, or options issued to the holders of, or otherwise in respect of, the Pledged Equity.

         "PROCEEDS" has the meaning given such term in Section 9102(a)(64) of the UCC.

         "PROMISSORY   NOTES"  has  the  meaning  given  such  term  in  Section
9102(a)(65) of the UCC.

         "SECURITIES" has the meaning given such term in Section 8102(a)(15) of the UCC.

         "SECURITIES ACCOUNT" has the meaning given such term in Section 8501(a) of the UCC.

         "TRADEMARK COLLATERAL" shall mean all Trademarks, whether now owned or hereafter acquired by the Debtor. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void, or unenforceable by reason of its being included as part of the Trademark Collateral.

         "TRADEMARKS" shall mean all trade names, trademarks and service marks, logos, domain names, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present, and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark, and service mark.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

         "UNCERTIFICATED SECURITY" has the meaning given such term in Section 8102(a)(18) of the UCC.

         2. GRANT OF LIENS. As security for the due and punctual payment and performance in full of all Obligations (whether at the stated maturity, by acceleration, or otherwise and whether now owing or incurred in the future), the Debtor hereby pledges, assigns, and grants to the Secured Party a continuing security interest in and a general Lien upon all of the Debtor's right, title, and interest in and to the Collateral and all additions thereto and substitutions therefor, whether heretofore, now or hereafter received by or delivered or transferred to the Secured Party hereunder.


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         3.       CONTINUING SECURITY INTEREST.

                  (a) This Agreement creates a continuing security interest in, and general Lien upon, the Collateral, and shall (a) remain in full force and effect until all Obligations have been paid in full and the Secured Note has been terminated, (b) be binding upon the Debtor and its successors, permitted transferees, and permitted assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees, and assigns.

                  (b) Upon the indefeasible payment in full of all Obligations and the termination of the Secured Note, the assignment, pledge, charge, Lien, and security interest granted hereunder shall terminate and, upon delivery and transfer of the Collateral to the Debtor, all rights to the Collateral shall revert to the Debtor. Upon such termination, the Secured Party will at the sole expense of the Debtor execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination, including the preparation and filing of a UCC-3 termination statement or execution of an authentication authorizing the Debtor to prepare and file a UCC-3 termination statement, and the Secured Party shall deliver and transfer such Collateral to the Debtor.

         4. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable under any agreements which have been (in whole or in part) pledged or assigned herein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtor from any of its respective duties or obligations under any such agreements; and (iii) the Secured Party shall not have any obligation or liability under any such agreements by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         5. DELIVERY AND PERFECTION. The Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral, and agrees to take all such other actions and to execute and deliver and file or cause to be filed such other instruments or documents, as the Secured Party may reasonably require in order to establish and maintain a perfected, valid, and continuing security interest and Lien in the Collateral in accordance with this Agreement and the UCC and other applicable law.

                  (a) The Debtor shall, at the written request of the Secured Party:

                           (i) promptly deliver any and all Documents, Instruments, and Chattel Paper (including, without limitation, any Certificates of Title) evidencing or relating to the Collateral to the Secured Party at the time and place and manner specified in the Secured Party's request;

                           (ii) promptly execute (if applicable) and deliver to the Secured Party (or file or record in such offices as the Secured Party may deem necessary or appropriate) any and all financing and continuation statements, other agreements, instruments, or other documents or amendments thereto, and


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                           perform  any  acts  which  may  be  necessary  (A) to
                           create, perfect, preserve, or otherwise protect the security interest and Liens granted herein or (B) to enable the Secured Party to exercise and enforce its rights hereunder;

                           (iii) with respect to any Certificated Security not otherwise credited to a Securities Account, the Debtor shall effect transfer thereof to the Secured Party (A) by physical delivery of such Certificated Security to the Secured Party endorsed to the Secured Party or its nominee or in blank or (B) in the case of a Certificated Security in registered form, by physical delivery of such Certificated Security to the Secured Party specially endorsed to the Secured Party or its nominee and thereafter reregistered in the name of the Secured Party or its nominee;

                           (iv) with respect to any Uncertificated Security not otherwise credited to a Securities Account, the Debtor shall (A) effect transfer thereof to the Secured Party by registration thereof on the books and records of the issuer in the name of the Secured Party or its nominee or (B) obtain the agreement of the issuer of such Uncertificated Securities that it will comply with instructions originated by the
                           Secured Party without further consent by the registered owner, through a written agreement in form and substance satisfactory to the Secured Party; and

                           (v) mark all Certificates of Title in the manner specified in a written notice of the Secured Party to the Debtor requesting such marking, to evidence the fact that such Certificates of Title are subject to the security interest and Lien of the Secured Party granted herein.

                  (b) Upon the written request of the Secured Party, the Debtor agrees immediately to deliver to the Secured Party, appropriately endorsed to the order of the Secured Party, any Notes, trade acceptance, Chattel Paper, or other Instrument in which a security interest must be perfected by delivery or transfer of such Collateral to a secured party, which shall be acquired by the Debtor from time to time.

                  (c) Notwithstanding Section 9207 of the UCC, the Secured Party may hold as additional security any Proceeds, including money and funds, received from the Collateral, all of which shall constitute Collateral hereunder, and the Secured Party shall not be required to apply such money or funds to reduce the Obligations other than as expressly set forth herein.

                  (d) In the event of an actual conflict between the provisions of the Section 5 and this Agreement and the terms of the provisions of that certain Loan and Security Agreement dated March 9, 2004 between Debtor and BFI Business Finance (the "BFI LOAN AGREEMENT"), the rights of Secured Party and obligations of Debtor under this Section 5 and this Agreement, to the extent such a conflict results, shall be subject only to the senior obligations of Debtor under the BFI Loan Agreement.

         6.       RELATION   TO  OTHER   SECURITY   DOCUMENTS.   To  the  extent
applicable, the provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by


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the Debtor to the Secured Party and securing the payment or  performance  of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Secured Party hereunder.

         7. PROCEEDS OF SALE. Nothing contained in this Agreement shall limit or restrict in any way the Secured Party's right to receive Proceeds of the Collateral in any form in accordance with the provisions of this Agreement. All Proceeds that are received by the Debtor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Debtor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement, document or instrument of transfer).

         8. RECORDS AND INFORMATION. The Debtor agrees to keep, at its office set forth in SECTION 12(D), its records concerning the Collateral. The Debtor agrees to promptly furnish to the Secured Party such information concerning itself, the Collateral, and any Account Debtor as the Secured Party may reasonably request.

         9. INSPECTION. The Debtor agrees upon reasonable notice provided by the Secured Party, to permit the Secured Party, through its officers and agents, to examine and inspect the Collateral and all records pertaining thereto, and to make extracts from such records as the Secured Party may reasonably require.

         10. USE OF COLLATERAL. Except upon the occurrence and during the continuance of any Event of Default, the Debtor may in the ordinary course of its business use, consume, exhibit, demonstrate, sell, lease, or otherwise dispose of its Inventory, grant non-exclusive licenses to its Intellectual Property pursuant to standard end-user license agreements, and, with the prior written consent of the Secured Party, its Equipment, in carrying on its businesses substantially in the same manner as now conducted; PROVIDED, HOWEVER, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by the Debtor or any transfer or sale to any shareholder or affiliate of the Debtor for consideration less than the consideration which would have been paid to the Debtor by an unaffiliated third party in an arms' length transaction; and PROVIDED FURTHER that any such disposition shall not be unlawful or inconsistent with the terms of this Agreement or of any policy of insurance covering such Collateral.

         11. NO DISPOSITION. The Debtor covenants and agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for the Permitted Liens and as provided for in SECTION 10 hereof, nor will it create, incur, or permit to exist any Lien on or with respect to any of the Collateral, any interest therein, or any Proceeds thereof, except for the Permitted Liens, the security interests and Liens granted or created in connection with this Agreement, the Secured Note or any other obligation of the Debtor in favor of the Secured Party.

         12. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Secured Party throughout the term of this Agreement that:


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                  (a)      The  Debtor  is  and  will  be  the  sole  legal  and
beneficial owner of all of the Collateral now owned or hereafter acquired free and clear of any Lien, security interest, assignment, option, or other charge or encumbrance, except for the Permitted Liens, the Liens and security interests granted or created in connection with this Agreement, the Secured Note or any other obligation of the Debtor in favor of the Secured Party;

                  (b) This Agreement has been duly and validly authorized by the Debtor and executed and delivered by the Debtor and constitutes the legal, valid, and binding obligation of the Debtor, enforceable against the
Debtor in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)) and, subject to the performance of the relevant procedures as specified in SECTION 5 herein with respect to such Collateral, creates a valid, binding, enforceable, and second priority perfected security interest in and general second Lien upon all of the Collateral (subject only to the first priority Lien granted in favor of BFI Business Finance under the BFI Loan Agreement), and the Debtor is duly authorized to make all filings and take all other actions necessary or desirable to perfect and to continue perfected such security interest;

                  (c) As of the date hereof and on the date of delivery or transfer to the Secured Party of any Collateral under this Agreement, the Debtor has good and marketable title to the Collateral;

                  (d) The office where the Debtor maintains all records relating to the Collateral is located at:

                     Alpha Innotech Corporation
                     2401 Merced St.
                     San Leandro, CA 94577

                  (e) The Debtor is a corporation duly organized and validly existing under the laws of the State of California;

                  (f)      The Debtor's exact legal name as that name appears on
the  Debtor's  Certificate  of  Incorporation  and  the  Debtor's   organization
identification number issued by its State of incorporation is as follows:

               LEGAL NAME                             IDENTIFICATION NUMBER

               Alpha Innotech Corporation                  C1808742

                  (g) All Pledged Equity in which the Debtor currently has or shall hereafter acquire an interest is and will be, as applicable, duly authorized, validly existing, fully paid, and non-assessable (in the case of any equity interest in a corporation) and duly issued and outstanding (in the case of any equity interest in any other entity), and none of such Pledged Equity is or will be subject to any contractual restriction, or any restriction under the charter, by-


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laws, partnership agreement,  or other organizational document of the respective issuer, upon the transfer of such Pledged Equity.

                  (h) Except pursuant to licenses and other user agreements entered into by the Debtor in the ordinary course of business, the Debtor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark owned or used by the Debtor on the date hereof, and all registrations therefor are valid and in full force and effect; and the Debtor owns or possesses the right to use all such Copyrights, Patents and Trademarks.

                  (i) To the Debtor's knowledge, (i) there is no violation by others of any right of the Debtor with respect to any Copyright, Patent or Trademark of Debtor and (ii) the Debtor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Debtor or, to the Debtor's knowledge, threatened, and no claim against the Debtor has been received by the Debtor, alleging any such violation.

         13.      COVENANTS.

                  (a)      The Debtor shall:

                           (i) Maintain, or cause to be maintained, all items of the Collateral in good condition and repair, ordinary wear and tear excepted in the case of Equipment, and pay, or cause to be paid, the costs of repairs to or maintenance of that Collateral which is of a type that could be repaired or maintained;

                           (ii) Not use any Collateral in violation of law or any applicable policy of insurance;

                           (iii) Pay or cause to be paid when due all taxes, assessments, and other charges relating to the Collateral or this Agreement and reimburse the Secured Party for all costs of and fees incurred in connection with any filing of the documents and instruments referred to in SECTION 5;

                           (iv) Not change its: (a) name or the name under which it does business; (b) chief executive office;
                           (c) type of organization; (d) jurisdiction of organization; or (e) other legal structure without at least thirty (30) days' prior written notice to the Secured Party. Prior to effectuating any change described in the preceding sentence, the Debtor shall take or cause to be taken all actions deemed by the Secured Party to be necessary or desirable to prevent any financing or continuation statement from becoming seriously misleading or rendered ineffective, or the security interests granted herein from becoming unperfected or the relative priority thereof otherwise impaired, as a result of such removal or change;

                           (v) Perform and observe all the material terms and provisions of any agreement for the sale or lease of goods, or any agreement for the rendering of services, giving rise to an Account to be performed or observed by it, maintain any such agreement in full force and effect, enforce any such agreement in accordance with its terms, and take all such action to such end as may be from time to time reasonably requested by the Secured Party.

                  (b) The Debtor shall not, without the prior written consent of the Secured Party:

                           (i) Permit anything to be done that might impair the value of the Collateral or adversely affect the security or Liens intended to be afforded by this Agreement in favor of the Secured Party, except as permitted in Section 10 and 11;

                           (ii)     Modify,   amend,   or  waive  any  terms  or
                           conditions  of  the   Collateral  or  any  rights  or
                           interests therein; or

                           (iii) Waive any default under or breach of any agreement giving rise to or connected with any Account Receivable.

         14.      FURTHER ASSURANCES AND PROTECTIONS.

                  (a) The Debtor shall at its expense do, file, record, make, execute, and deliver all such acts, notices, instruments, statements, or other documents as the Secured Party may reasonably request (which request may be oral or in writing) to register in the name of the Secured Party, perfect, preserve, or otherwise protect the security interest and Liens of the Secured Party in the Collateral or any part thereof or to give effect to the rights, powers, and remedies of the Secured Party under this Agreement; and

                  (b) The Debtor will give prompt written notice to the Secured Party of, and defend the Collateral against, any suit, action, or proceeding related to the Collateral or which could adversely affect the security interests and Liens granted hereunder.

         15. EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall constitute an event of default (each an "EVENT OF DEFAULT") under this Agreement:

                  (a) The occurrence and continuation of an Event of Default as defined in the Secured Note;

                  (b) The Debtor fails to make, when due, any transfer, delivery, pledge, assignment or grant of Collateral required to be made by it and that failure continues unremedied for five (5) business days after notice of that failure is given to the Debtor; or

                  (c) The failure or refusal by the Debtor to perform, or the breach or violation of, any of the terms, obligations, covenants, or warranties of this Agreement or the Secured Note other than those specified in clause (b) and that failure or refusal continues unremedied for ten (10) business days after notice of such failure or refusal is given to the Debtor.

         16. REMEDIES UPON AN EVENT OF DEFAULT. On and after the occurrence and continuance of an Event of Default, all Obligations shall become immediately due and payable, upon written notice by the Secured Party to the Debtor. In such event, the Secured Party may, in its discretion:

                  (a) request that the Debtor, and upon such request the Debtor shall, assemble the Collateral at such place or places reasonably convenient to the Secured Party designated in such request;

                  (b) enforce collection of any of the Collateral by suit or any other lawful means available to the Secured Party, or demand, collect, or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral;

                  (c) surrender, release, or exchange or otherwise modify the terms of all or any part of the Collateral, or compromise or extend or renew for any period any indebtedness thereunder or evidenced thereby;

                  (d) assert all other rights and remedies of a secured party under the UCC (whether or not in effect in any applicable jurisdiction) and all other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase, or otherwise retain, liquidate, or dispose of all or any portion of the Collateral. The proceeds of any collection, liquidation, or other disposition of the Collateral shall be applied by the Secured Party first to the payment of all expenses (including, without limitation, all fees, taxes, reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with retaking, holding, collecting, or liquidating the Collateral. The balance of such proceeds, if any, shall, to the extent permitted by law, be applied to the payment of the Obligations in such order of application as determined by the Secured Party in its sole discretion to the extent such order of application is not inconsistent with applicable law. In case of any deficiency, the Debtor shall, whether or not then due, remain liable therefor. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Debtor at its notice address specified on the signature page hereof ten (10) business days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. Without precluding any other methods of sale or other disposition, the sale or other disposition of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property; but in any event the Secured Party may sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose such Collateral on such terms and to such purchaser(s) (including the Secured Party) as the Secured Party in its discretion may choose, and for cash or for credit or for future delivery, without assuming any credit risk, at public or private sale or other disposition, without demand of performance, and without any obligation to advertise or give notice of any kind other than that necessary under applicable law, provided that such sale or other disposition is conducted in a commercially reasonably manner. The Debtor hereby waives and releases to the fullest extent permitted by law all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale or other disposition, unless prohibited by applicable law, the Secured Party may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Secured Party shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto;

                  The Secured Party shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Agreement conducted in a commercially reasonable manner. The Debtor hereby waives any claims against the Secured Party to the extent permitted by applicable law arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree;

                  The Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the relevant Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to enable the registration of the Collateral or related transaction so as to permit a public offer to be made with respect thereto;

                  (e) license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Secured Party shall in its sole reasonable discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Secured Party shall have received a copy;

                  (f)      without   assuming   any   obligation   or  liability
thereunder, at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Debtor in, to and under any of its Intellectual Property and take or refrain from taking any action under any thereof, and the Debtor releases the Secured Party from liability for, and agrees to hold the Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Secured Party's gross negligence or willful misconduct;

                  (g) make a request upon the Debtor (which shall not be construed as implying any limitation on the rights or powers of the Secured Party), and upon such request the Debtor shall, execute and deliver to the Secured Party a power of attorney, in form and substance reasonably satisfactory to the Secured Party, for the implementation of any sale, lease, license or other disposition of Intellectual Property owned by the Debtor or any such action related thereto. In connection with any such disposition, but subject to any confidentiality provisions imposed on such Debtor in any license or similar agreement, such Debtor will supply to the Secured Party its know-how and expertise relating tot he relevant Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services;

                  (h) to the extent not already so transferred, transfer all or any part of the Collateral into the Secured Party's name or the name of its nominee or nominees; and

                  (i) give all consents, waivers, and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Debtor hereby irrevocably constituting and appointing the Secured Party the proxy and attorney-in-fact of the Debtor, with full power of substitution to do so), including, without limitation, the exercise of all voting, consensual and other powers of ownership pertaining to the Collateral.

         17. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Without limiting any rights or powers granted to the Secured Party pursuant to this Agreement, applicable law or otherwise, the Debtor hereby appoints the Secured Party as its attorney-in-fact, with full power and authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time after an Event of Default has occurred and is continuing, or is reasonably probable to occur, in the Secured Party's discretion to take any and all action and to execute, file and record any and all instruments, agreements, and documents which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to execute any assignment of Intellectual Property to the Secured Party or other transferee, and to receive, endorse and collect all instruments made or payable to the Debtor representing any Proceeds in respect of the Collateral or any part thereof and to give full discharge for the same. The appointment set forth in this SECTION 17 is coupled with an interest and is irrevocable.

         18. SECURED PARTY MAY PERFORM. If the Debtor fails to perform any agreement, covenant, or obligation contained herein, the Secured Party may itself perform, or cause performance of such agreement, covenant or obligation and the expenses and costs of the Secured Party incurred in connection therewith shall be payable by the Debtor.

         19. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and all Liens hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of:

                  (a) lack of validity or enforceability of this Agreement or the Secured Note;

                  (b) any change in the time, manner, or place of payment of, or in any other term of any or all of the Obligations or any amendment or waiver of any provision of this Agreement or the Secured Note;

                  (c) any release or non-perfection of any portion of the Collateral or any exchange, release, or non-perfection of any other collateral, or any release, amendment, or waiver of any guaranty for all or any of the Obligations; or

                  (d)      any  other   circumstance   which   might   otherwise
constitute a defense available to, or a discharge of the Debtor in respect of the Obligations or this Agreement or the Secured Note.

         20. SECURED PARTY'S DUTIES. The powers conferred to the Secured Party hereunder are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers except for the safe custody of any Collateral or any portion thereof in its possession, and the Secured Party shall exercise that standard of care with respect to the Collateral in its possession which it exercises in the administration of its own assets and property; PROVIDED, HOWEVER, that the Secured Party shall not be liable for any action taken or omitted with respect to the Collateral or this Agreement in good faith and in the absence of gross negligence or willful misconduct. The Secured Party shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

         21. RIGHTS CUMULATIVE. The rights, powers, and remedies of the Secured Party under this Agreement shall be in addition to all rights, powers, and remedies given to the Secured Party by virtue of any statute or rule of law or any agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Party's security interest, Lien, and assignment in the Collateral.

         22.      INDEMNITY AND EXPENSES.

                  (a) The Secured Party shall not have any liability to any person and shall be indemnified and held harmless by the Debtor for any liability incurred by reason of taking or refraining from taking any action with respect to the Collateral, except in the case of the Secured Party's gross negligence or willful misconduct. The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses, and liabilities arising out of or connected with this Agreement (including, without limitation, enforcement of this Agreement), except such claims, losses, or liabilities resulting solely from the Secured Party's gross negligence or willful misconduct. This SECTION 22(A) shall survive any termination of this Agreement.

                  (b) The Debtor agrees to pay all expenses, costs, and disbursements incurred by the Secured Party (including, without limitation, all Fees, taxes and reasonable attorneys' fees and other legal expenses incurred by the Secured Party in connection therewith) in connection with (i) retaking, holding, collecting, preparing for sale, and selling or otherwise realizing upon, liquidating, or disposing of the Collateral, (ii) the preparation and execution of this Agreement and the documents contemplated hereunder, (iii) the enforcement of its rights hereunder whether in connection with an Event of Default or otherwise, (iv) the performance by the Secured Party of any agreement, covenant, or obligation of the Debtor contained herein that the Debtor has failed or refused to perform, and (v) the participation or other involvement of the Secured Party with (x) bankruptcy, insolvency, receivership, foreclosure, winding up, or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise, or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings, and (z) workout, restructuring, or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated).

         23. AMENDMENT OR WAIVER. Neither this Agreement nor any terms hereof may be changed, waived, discharged, or terminated unless such change, waiver, discharge or termination is in writing signed by the parties hereto.

         24. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Debtor, at the addresses specified immediately below the Debtor's name on the signature page hereof; and if to the Secured Party at its address specified immediately below its name on the signature page hereof; or at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

         25. NO WAIVER. No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder or under the UCC or any other applicable law shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or under the UCC or any other applicable law preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on the Secured Party in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

         26. AGENTS AND ATTORNEYS-IN-FACT. The Secured Party may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected in good faith.

         27. SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

         28. NON-ASSIGNMENT. The Debtor shall not have the right to assign its rights or delegate its obligations hereunder or any part thereof to any other person without the Secured Party's prior written consent.

         29. INTEGRATION OF TERMS. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

         30. GOVERNING LAW. (a) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of California without regard to choice of law principles thereof. The parties hereto agree than any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any United States District Court for sitting in the State of California or any State court of competent jurisdiction of the State of California, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         31. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.


DEBTOR

                                 ALPHA INNOTECH CORPORATION

                                 By:  /S/ HASEEB CHAUDHRY
                                     -------------------------------------------
                                 Name:    Haseeb Chaudhry
                                 Title:   Chief Executive Officer
                                 Address:          Alpha Innotech Corporation
                                                   2401 Merced St.
                                                   San Leandro, CA 94577
                                                   Attn: Chief Executive Officer
                                                   Fax: 510-483-3227


SECURED PARTY


                                 XTRANA, INC.

                                 By:  /S/ JAMES H. CHAMBERLAIN
                                     -------------------------------------------
                                 Name:    James H. Chamberlain
                                 Title:   Chief Executive Officer
                                 Address:          Xtrana, Inc.
                                                   c/o James H. Chamberlain, CEO
                                                   733 Spruce Meadow Place
                                                   Thousand Oaks, CA 91362
                                                   Fax: (805) 494-0832

                                    EXHIBIT A

                                 PERMITTED LIENS


PERMITTED LIEN HOLDERS        UCC FINANCING STATEMENT NUMBER          DATE FILED
----------------------        ------------------------------          ----------

BFI Business Finance                    0407260283                    03/09/2004
BFI Business Finance                    0407660479                    03/11/2004